UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

March 31, 2014
Date of Report (Date of Earliest event reported)

BROADLEAF CAPITAL PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3887 Pacific Street, Las Vegas, NV	89121
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(702) 650-3000

                                                           N/A____________________
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Please see the disclosures set forth under Item 2.01 herein below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Texas Gulf Oil & Gas Asset Acquisition

On March 31, 2014, Broadleaf Capital Partners, Inc., a Nevada corporation (the “Company”), entered into a Purchase Agreement (the “TGOG Agreement”) with Texas Gulf Oil & Gas, Inc., a Nevada corporation (“TGOG”).  On March 31, 2014, there was a the Closing of the transaction (the “TGOG Closing Date”).  Pursuant to the terms of the TGOG Agreement, the Company's wholly owned subsidiary, Texas Gulf Exploration & Production, Inc., acquired certain assets and assumed certain liabilities of TGOG, in exchange for the issuance of 90 newly-issued shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”).

The amount of the consideration given for the acquisition of assets was determined pursuant to arm’s length negotiations between the parties. The summary of the TGOG Agreement set forth above does not purport to be a complete statement of the terms of the TGOG Agreement. The summary is qualified in its entirety by reference to the full text of the TGOG Agreement which is being filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and incorporated herein by reference.

Litigation Capital Inc. Asset Acquisition

Also, on March 31, 2014, the Company entered into a Purchase Agreement (the “Litigation Capital Purchase Agreement”) with Litigation Capital, Inc., a Nevada corporation, (“Litigation Capital”).  On March 31, 2014, there was a the Closing of the transaction (the “Litigation Capital Closing Date”).  Pursuant to the terms of the Litigation Agreement, the Company's wholly owned subsidiary, Legal Capital Corp., acquired certain assets and assumed certain liabilities of Litigation Capital, in exchange for the issuance of 300,000 newly-issued shares of the Company’s Series B Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”).

The amount of the consideration given for the acquisition of assets was determined pursuant to arm’s length negotiations between the parties. The summary of the Litigation Capital Agreement set forth above does not purport to be a complete statement of the terms of the Litigation Capital Agreement. The summary is qualified in its entirety by reference to the full text of the Litigation Capital Agreement which is being filed with this Report as Exhibit 2.2 and incorporated herein by reference.

Sustained Release, Inc. Rescission

On March 31, 2014, the Company and Sustained Release, Inc. (“SRI”) entered into an Agreement   (“the “SRI Rescission Agreement”) whereby the Acquisition Agreement by and between the Company and SRI dated November 29, 2013 (the “SRI Acquisition Agreement”) was rescinded.  SRI had operated as a wholly subsidiary of the Company from December 1, 2013 through March 31, 2014, but due to the Company's acquisition of assets of TGOG and Litigation Capital, the operations of SRI were deemed not be a a core part of the Company's business model.  As reported in the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 4, 2013, pursuant to the SRI Acquisition Agreement the Company had agreed to issue 2,220,000 of a Series A Preferred Stock to the shareholders of SRI for their shares of common stock of SRI.  However, these shares of Series A Preferred Stock were never issued by the Company.  Moreover, as disclosed in the same Current Report, the Company had initiated a private placement offering of up to 12,000,000 shares of Series A Preferred Stock to fund the operations of SRI.  No sales of Series A Preferred Stock were ever sold in this proposed private placement and the Company has withdrawn this private offering.

The summary of the SRI Rescission Agreement set forth above does not purport to be a complete statement of the terms of the SRI Rescission Agreement. The summary is qualified in its entirety by reference to the full text of the SRI Rescission Agreement which is being filed with this Report as Exhibit 2.3 and incorporated herein by reference.

Item 3.02 Unregistered sales of equity Securities.

In connection with the closing of the TGOG Agreement and the Litigation Capital Agreement, described in Item 2.01 above, the Company issued 90 shares of Series A Preferred Stock to TGOG and 300,000 shares of Series B Preferred Stock to Litigation Capital on the Closing Dates. Each of TGOG and Litigation Capital has represented that it was acquiring the respective shares of Series A Preferred Stock or Series B Preferred Stock for investment and not with a view toward resale or public distribution of such shares, and acknowledged that the shares of Series A Preferred Stock or Series B Preferred Stock had not been registered under the Securities Act of 1933 (the “Securities Act”) and that they constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. The certificates representing such shares of Series A Preferred Stock and Series B Preferred Stock will bear a restrictive legend. The issuance of securities to TGOG and Litigation Capital was conducted in reliance on Regulation D.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2014, the Company's Board of Directors received and accepted the resignation of Robert Anderson as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of business acquired. The financial statements required to be filed pursuant to this Item will be filed by amendment no later than 71 calendar days after the date on which this Report is required to be filed.

(b)           Pro forma financial information. The pro forma financial information that is required to be filed pursuant to this Item will be filed by amendment no later than 71 calendar days after the date on which this Report is required to be filed.

(c)           Shell company transactions. Not applicable.

(d)   Exhibits.

EXHIBIT	DESCRIPTION	LOCATION
2.1	Purchase Agreement dated March 31, 2014, by and between Broadleaf Capital Partners, Inc. and Texas Gulf Oil & Gas, Inc.	Provided herewith
2.2	Purchase Agreement, dated March 31, 2014, by and between Broadleaf Capital Partners, Inc. and Litigation Capital, Inc.	Provided herewith
2.3	Agreement dated March 31, 2014 by and between Broadleaf Capital Partners, Inc. and Sustained Release, Inc.	Provided herewith
4.1	Certificate of Designations of Series A Convertible Preferred Stock	Provided herewith
4.2	Certificate of Designations of Series B Preferred Stock	Provided herewith